Amendment No. 1 to Securities Purchase Agreement

                  This Amendment No. 1 dated as of August 22, 2001 with respect to the Securities Purchase Agreement dated as of July 15, 2001 (as amended, the "Securities Purchase Agreement") among American Skiing Company, a Delaware corporation (the "Company", Oak Hill Capital Partners, L.P., a Delaware limited partnership ("OHCP"), Oak Hill Capital Management Partners, L.P., a Delaware limited partnership ("OHCMP"), Oak Hill Securities Fund, L.P., a Delaware limited partnership ("OHSF"), Oak Hill Securities Fund II, L.P., a Delaware limited partnership ("OHSFII"), and OHCP Ski, L.P., a Delaware limited partnership ("OHSKI"). OHCP, OHCMP, OHSF, OHSFII and OHSKI are collectively referred to herein as the "Purchasers". Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

                  WHEREAS, in accordance with the provisions of Section 8.07 of the Securities Purchase Agreement, OHCP and OHCMP have each assigned to OHSF, OHSFII and OHSKI the right to purchase certain of the securities initially contemplated to be purchased by OHCP and OHCMP, and the parties desire to enter into this Amendment for the purpose of recording the securities to be purchased by the respective Purchasers at the Closing.

                  NOW THEREFORE, the signatories hereto hereby agree as follows:

                  1. Annex B, Annex C and Annex D to the Securities Purchase Agreement are hereby amended to the forms thereof attached to this Amendment.

                  2. Exhibit E to the Securities Purchase Agreement is hereby amended to the forms thereof attached to this Amendment.

                  3. The Securities Purchase Agreement is and shall remain in full force and effect, without modification except as expressly set forth herein.

                  IN WITNESS WHEREOF, the Company and the Purchasers have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.



                                            AMERICAN SKIING COMPANY


                                            By:   /s/ Foster Stewart
                                                  ------------------------------
                                                  Name:  Foster Stewart
                                                  Title:  Secretary

                                            OAK HILL CAPITAL PARTNERS, L.P.

                                            By:  OHCP GenPar, L.P.,
                                                 its general partner

                                            By:  OHCP MGP, LLC,
                                                 its general partner

                                            By:   /s/ John R. Monsky
                                                  ------------------------------
                                                  Name:  John R. Monsky
                                                  Title:    Vice President


                                            OAK HILL CAPITAL MANAGEMENT
                                            PARTNERS, L.P.

                                            By:  OHCP GenPar, L.P.,
                                                 its general partner

                                            By:  OHCP MGP, LLC,
                                                 its general partner

                                            By:   /s/ John R. Monsky
                                                  ------------------------------
                                                  Name:  John R. Monsky
                                                  Title:    Vice President


                                            OAK HILL SECURITIES FUND, L.P.

                                            By:   Oak Hill Securities
                                                  GenPar, L.P.,
                                                  its general partner

                                            By:   Oak Hill Securities MGP, Inc.,
                                                  its general partner

                                            By:   /s/ Glenn R. August
                                                  ------------------------------
                                                  Name:  Glenn R. August
                                                  Title:     President

                                            OHCP SKI, L.P.

                                            By: Oak Hill Capital Partners, L.P.,
                                                its general partner

                                            By:  OHCP GenPar, L.P.,
                                                 its general partner

                                            By:   OHCP MGP, LLC,
                                                  its general partner

                                            By:   /s/ John R. Monsky
                                                  ------------------------------
                                                  Name:  John R. Monsky
                                                  Title:    Vice President


                                            OAK HILL SECURITIES FUND II, L.P.

                                            By:   Oak Hill Securities GenPar II,
                                                  L.P., its general partner

                                            By:   Oak Hill Securities MGP II,
                                                  Inc., its general partner

                                            By:   /s/ Glenn R. August
                                                  ------------------------------
                                                  Name:  Glenn R. August
                                                  Title:     President

                                     ANNEX B

                                 JSN PURCHASERS

                                                                   Principal Amount of
                                            Jurisdiction           Junior Subordinated
                Name                  and Type of Organization       Notes Purchased           Purchase Price
                ----                              ------------       ---------------           --------------

Oak Hill Capital Partners, L.P.             Delaware L.P.           $10,822,500               $10,822,500

Oak Hill Capital Management                 Delaware L.P.           $277,500                  $277,500
Partners, L.P.

Oak Hill Securities Fund, L.P.              Delaware L.P.           $616,667                  $616,667

Oak Hill Securities Fund II, L.P.           Delaware L.P.           $616,666                  $616,666

OHCP Ski, L.P.                              Delaware L.P.           $166,667                  $166,667




                                     ANNEX C

                             COMMON SHARE PURCHASERS

                                              Jurisdiction              Number of
                 Name                   and Type of Organization     Shares Purchased          Purchase Price
                 ----                               ------------     ----------------          --------------

Oak Hill Capital Partners, L.P.              Delaware L.P.              865,800           $865,800

Oak Hill Capital Management Partners,        Delaware L.P.              22,200            $22,200
L.P.

Oak Hill Securities Fund, L.P.               Delaware L.P.              49,334                   $49,334

Oak Hill Securities Fund II, L.P.            Delaware L.P.              49,333                   $49,333

OHCP Ski, L.P.                               Delaware L.P.              13,333                   $13,333



                                     ANNEX D

                      SERIES C-1 AND SERIES C-2 ALLOCATIONS

                                                                        Number of               Percentage of
                                              Jurisdiction              Series C-1             Designated C-2
                 Name                   and Type of Organization     Preferred Shares           Share Number
                 ----                               ------------     ----------------           ------------

Oak Hill Capital Partners, L.P.              Delaware L.P.                34,632                   86.58%

Oak Hill Capital Management Partners,        Delaware L.P.                 888                      2.22%
L.P.

Oak Hill Securities Fund, L.P.               Delaware L.P.                1,974                    4.934%

Oak Hill Securities Fund II, L.P.            Delaware L.P.                1,973                    4.933%

OHCP Ski, L.P.                               Delaware L.P.                 533                     1.333%
